UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006

_________________

Direct Equity International, Inc.

(Exact name of registrant as specified in its charter)

_________________

Nevada	001-28581	88-0422528
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3245 Grande Vista Drive, Newbury Park, California 91320

(Address of principal executive office, including zip code)

(877) 786-8504

(Telephone number, including area code)

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The amendment is for the purpose of filing the letter of Armando C. Ibarra, CPA (the “Ibarra Firm”) as the Company’s former principal independent registered accountant confirming the accuracy and correctness of the statements in the Company’s Form 8-K filed on June 15, 2006 describing the selection of a new accounting firm for the Company. A copy of the Ibarra Firm letter is attached as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None

(d) Exhibits. 99.1

Letter dated July 28, 2006 from the firm of Armando Ibarra, CPA to Direct Equity International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment Number 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT EQUITY INTERNATIONAL, INC.

Dated: August 22, 2006	By:/s/	Sol Slotnik
Sol V. Slotnik, Assistant Secretary